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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 29, 2003


                           BETHLEHEM STEEL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         1-1941                                          24-0526133
(Commission File Number)                    (I.R.S. Employer Identification No.)


             1 MARTIN TOWER
         BETHLEHEM, PENNSYLVANIA                               18018
(Address of Principal Executive Offices)                     (Zip Code)


                                  610-694-2424
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

        Exhibit No.                                 Description
        -----------                                 -----------

           2.1 Plan of Liquidation of the Registrant and the other Debtors under Chapter 11 of the Bankruptcy Code, dated July 29, 2003, as filed with the United States Bankruptcy Court for the Southern District of New York

           99.1 Disclosure Statement, dated July 29, 2003, for the Plan of Liquidation of the Registrant and the other Debtors, as filed with the United States Bankruptcy Court for the Southern District of New York


ITEM 9.    REGULATION FD DISCLOSURE.

                     As previously disclosed, on October 15, 2001, the Registrant and certain of its subsidiaries (the "Debtors") filed petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Also as previously disclosed, on May 7, 2003, the Debtors sold substantially all of their assets to International Steel Group Inc.

                     On July 29, 2003, the Debtors filed their Plan of Liquidation (the "Plan") and the Disclosure Statement for the Plan (the "Disclosure Statement") with the Court. The Debtors have filed a motion with the Court to (i) approve the Disclosure Statement, (ii) establish notice and objection procedures for confirmation of the Plan, (iii) approve solicitation packages and procedures for the distribution thereof and (iv) approve the form of ballots and establish procedures for voting on the Plan. A hearing to consider this motion is scheduled for September 10, 2003. The Disclosure Statement must be approved by the Court before it can be sent to creditors for their consideration. A copy of the Plan and a copy of the Disclosure Statement are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated by reference herein.





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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 29, 2003

                                    BETHLEHEM STEEL CORPORATION

                                    By: /s/ L. A. Arnett
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                                        L. A. Arnett
                                        Vice President and Controller






















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                                  EXHIBIT INDEX


        Exhibit No.                                 Description
        -----------                                 -----------

           2.1 Plan of Liquidation of the Registrant and the other Debtors under Chapter 11 of the Bankruptcy Code, dated July 29, 2003, as filed with the United States Bankruptcy Court for the Southern District of New York

           99.1 Disclosure Statement, dated July 29, 2003, for the Plan of Liquidation of the Registrant and the other Debtors, as filed with the United States Bankruptcy Court for the Southern District of New York

















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